                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 24, 2005

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                         333-117495               73-1703260
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

75 Rockefeller Plaza, 27th Floor
        New York, New York                                              10019
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

                        Creative Solutions with Art, Inc.
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
    (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

                            GLOBALOPTIONS GROUP, INC.

                                  June 27, 2005

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Items 1.01, 5.01 and 5.02. Entry into a Material Definitive Agreement,
                  Changes in Control of the Registrant and Departure of
                  Directors or Principal Officers; Election of Directors;

                                   i

ITEMS 1.01, 5.01 AND 5.02. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, CHANGES
IN CONTROL OF THE REGISTRANT AND DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            On June 24, 2005, we completed what is known as a "reverse merger"
transaction, in which we caused GlobalOptions Acquisition Corp., a Delaware corporation and our newly-created, wholly-owned subsidiary ("GlobalOptions
Acquisition"), to be merged with and into GlobalOptions, Inc., a Delaware corporation ("GlobalOptions"). GlobalOptions is a provider of high-end risk mitigation services to Fortune 500 corporations, governmental organizations and high-profile individuals throughout the world. At the time of the merger, our corporate name was Creative Solutions with Art, Inc. Following the merger we changed our name to GlobalOptions Group, Inc. ("GlobalOptions Group") and our
trading symbol to "GLOI.OB." As a result of the merger, GlobalOptions became our wholly-owned subsidiary, with GlobalOptions' former security holders acquiring a majority of the outstanding shares of our common stock, par value $.001 per share. The reverse merger was consummated under Delaware law and pursuant to an
Agreement and Plan of Merger, dated June 24, 2005 (the "Merger Agreement"), a copy of which is filed as an exhibit to this Report. Concurrently with the closing of the merger, we also completed a private offering to accredited investors of units consisting of one share of our series A convertible preferred stock and a detachable, transferable warrant to purchase 125 shares of our common stock, and received gross proceeds of $7,500,000 at the closing of the private placement.

            We are filing this Current Report on Form 8-K for the purpose of providing summary information regarding the merger and the private placement. We expect to file a more complete Form 8-K setting forth the information required by Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.03 and 9.01 of that Form within the time periods permitted by Form 8-K. In addition, GlobalOptions issued a press release announcing the merger and the private placement. A copy of the press release is filed as an exhibit to this Report.

THE MERGER

            Pursuant to the Merger Agreement, at closing, stockholders of
GlobalOptions received one share of our common stock for each 1.7 issued and outstanding shares of GlobalOptions common stock and preferred stock held. As a result, at closing we issued 9,890,266 shares of our common stock to the former stockholders of GlobalOptions, representing 41.5% of our outstanding common stock on a fully-diluted basis following the merger, in exchange for 100% of the outstanding capital stock of GlobalOptions. The consideration issued in the merger was determined as a result of arm's-length negotiations between the parties.

            GlobalOptions Group intends to assume all of GlobalOptions'
obligations under its outstanding stock options and intends to reserve 6,500,000 shares of GlobalOptions Group common stock for stock options issued and issuable under a proposed 2005 Stock Option Plan. At the time of the merger,
GlobalOptions had outstanding stock options to purchase 4,450,721 shares of common stock, which outstanding options will become stock options to purchase
2,618,071 shares of common stock of GlobalOptions Group, after giving effect to the merger exchange ratio. Neither GlobalOptions nor we had any warrants to purchase shares of capital stock outstanding as of the closing of the merger.

            The shares of our common stock issued to former holders of
GlobalOptions common and preferred stock in connection with the merger, and the shares of our series A preferred stock and warrants issued in the private placement, were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) of that Act and
Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Certificates representing these shares contain a legend stating the same.

            In connection with the merger, we repurchased a total of 79,702,000 shares of our common stock owned by Carla L. Santia and Mary E. Lawler for aggregate consideration of $100.00 and then cancelled those shares at the closing of the merger. Immediately following the closing, and as part of the consideration for the repurchase of those shares, we sold to Carla L. Santia our historical art business operations, and she assumed the historical liabilities of those operations. Giving effect to the cancellation of these stockholders'
shares, there were 4,398,000 shares of our common stock outstanding before giving effect to the stock issuances in the merger and private placement. The
4,398,000 shares constitute our "public float" prior to the merger.

            CHANGES RESULTING FROM THE MERGER. We intend to carry on
GlobalOptions' business as our sole line of business. GlobalOptions Group is headquartered in New York, New York, and is a provider of high-end risk mitigation services to Fortune 500 corporations, governmental organizations and high-profile individuals throughout the world. We have relocated our executive offices to those of GlobalOptions at 75 Rockefeller Plaza, 27th Floor, New York,
New York 10019. Our telephone number is (212) 445-6262.

            Pre-merger stockholders of our company will not be required to exchange their existing Creative Solutions stock certificates for certificates of GlobalOptions, since the OTC Bulletin Board will consider the existing stock certificates as constituting "good delivery" in securities transactions subsequent to the reverse merger. The American Stock Exchange and Nasdaq
SmallCap Market, where we intend to apply to list our common stock for trading, will also consider the submission of existing stock certificates as "good delivery." We cannot be certain that we will receive approval to list our common stock on that exchange or market.

            Under Nevada law, we did not need the approval of our stockholders to complete the merger, as the constituent corporations in the merger were
GlobalOptions Acquisition and GlobalOptions, each of which is or was a Delaware corporation. We were not a constituent corporation in the merger. The merger and its related transactions were approved by the holders of a requisite number of shares of GlobalOptions common and preferred stock by written consent in lieu of a meeting on June 24, 2005. Under Delaware corporate law, GlobalOptions stockholders who did not consent to the merger may demand in writing, pursuant to the exercise of their appraisal rights, that GlobalOptions pay them the fair value of their shares. Determination of fair value is based on all relevant factors, except for any appreciation or depreciation resulting from the anticipation or accomplishment of the merger.

            EXPANSION OF BOARD OF DIRECTORS. In accordance with our by-laws for filling newly-created board vacancies, Carla L. Santia and Mary E. Lawler, existing Creative Solutions directors, appointed Harvey W. Schiller, Ph.D.,
Per-Olof Loof, Daniel L. Burstein and Ronald M. Starr, previous directors of
GlobalOptions, to serve as additional directors of our company effective at the closing of the Merger Agreement. Ms. Santia and Ms. Lawler also resigned as directors following the closing, with their resignations effective on June 24,
2005.

            In connection with the private placement and merger, in which Verus
International Group, Inc. acted as an advisor to GlobalOptions, GlobalOptions agreed to allow a designee of Verus to be nominated to the board of directors of
GlobalOptions Group. This agreement continues in effect for a period of two years. John P. Oswald was designated to be Verus' board nominee to GlobalOptions
Group. However, due to certain other commitments, John P. Bujouves will be acting as the Verus board nominee while John Oswald will be entitled to board observation rights. Verus has indicated that they intend to replace Mr.
Boujouves with Mr. Oswald as soon as practicable.

                                       2

            On June 24, 2005, Harvey W. Schiller, Ph.D. was named Chairman and
Chief Executive Officer, Per-Olof Loof was named Vice Chairman of the Board of
Directors, and Jeffrey O. Nyweide was named Chief Financial Officer, Executive
Vice President-Corporate Development and Secretary. At the same time, Ms. Santia and Ms. Lawler resigned as our officers.

            All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

            ACCOUNTING TREATMENT; CHANGE OF CONTROL. The merger is being accounted for as a "reverse merger," since the stockholders of GlobalOptions own a majority of the outstanding shares of our common stock immediately following the merger. GlobalOptions is deemed to be the acquiror in the reverse merger and, consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements will be those of GlobalOptions and will be recorded at the historical cost basis of GlobalOptions. Except as described in the previous paragraphs and in "Certain Relationships and Related
Transactions," no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of our company. Further, as a result of the issuance of the 9,890,266 shares of our common stock, a change in control of our company occurred on the date of the consummation of the merger. We will continue to be a
"small business issuer," as defined under the Securities Exchange Act of 1934, following the merger.

CONCURRENT PRIVATE PLACEMENT

            In connection with the merger, we completed the closing of a private placement of a total of 7,500 units, each unit consisting of one share of our series A convertible preferred stock, par value $0.001 per share, and a detachable, transferable warrant to purchase shares of common stock, at a purchase price of $1,000 per unit, to purchasers that qualified as accredited investors, as defined in Regulation D, pursuant to the terms of a Confidential
Private Placement Memorandum, dated April 18, 2005, as supplemented. Each share of series A preferred stock is initially convertible into 500 shares of common stock at any time. Each warrant entitles the holder to purchase 125 shares of common stock at an exercise price of $2.50 per share through June 24, 2009, subject to certain redemption provisions.

            We received gross proceeds from the private offering of $7,500,000.

            Placement agents, selected dealers and advisors received an aggregate of $200,000 in cash fees in connection with the private placement and merger. In addition, such parties will receive an aggregate of 145,000 shares of our common stock and warrants to purchase 2,100,000 shares of common stock.

            After the closing of the merger and the closing of the private placement, we had outstanding 14,433,266 shares of common stock, 7,500 shares of series A preferred stock (which are convertible into 3,750,000 shares of common stock at any time), warrants to purchase 3,037,500 shares of common stock, and stock options to purchase 2,618,071 shares of common stock.

                                       3

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

            The exhibits listed in the following Exhibit Index are filed as part of this Report.

            Exhibit No.                         Description
            -----------                         -----------

               2.1               Agreement and Plan of Merger, dated June 24,
                                 2005, among Creative Solutions with Art, Inc.,
                                 GlobalOptions Acquisition Corp. and GlobalOptions, Inc.

              99.1               Press Release issued by GlobalOptions, Inc. on
                                 June 27, 2005.

                                       4

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 27, 2005                    GLOBALOPTIONS GROUP, INC.

                                        By: ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS

            Exhibit No.                         Description
            -----------                         -----------

               2.1               Agreement and Plan of Merger, dated June 24,
                                 2005, among Creative Solutions with Art, Inc.,
                                 GlobalOptions Acquisition Corp. and GlobalOptions, Inc.

              99.1               Press Release issued by GlobalOptions, Inc. on
                                 June 27, 2005.